SECURITIES AND EXCHANGE COMMISSION


                             Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               September 30, 1994
                Date of Report (Date of earliest event reported)


                             ST. JUDE MEDICAL, INC.
               (Exact name of registrant as specified in charter)



        Minnesota                     0-8672                41-1276891
      (State or other               (Commission           (IRS Employer
        jurisdiction of              File Number)       Identification No.)
        incorporation)



                     One Lillehei Plaza, St. Paul, MN 55117
                    (Address of principal executive offices)(Zip Code)

                                 (612) 483-2000
               Registrant's telephone number including area code

                                 Not applicable
         (Former name or former address, if changed since last report)




ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     Effective September 30, 1994, St. Jude Medical, Inc. acquired substantially all of the assets (the "Acquisition") of the worldwide cardiac rhythm management business of Siemens AG, pursuant to two asset purchase agreements: (i) the Asset Purchase Agreement dated as of June 26, 1994 among St. Jude Medical, Inc. (the "Company"), SJM Acquisition Corp., Siemens-Pacesetter, Inc. and Siemens Medical Systems, Inc. ("SMS") and (ii) the [Non-U.S.] Asset Purchase Agreement dated as of June 26, 1994 among the Company, St. Jude Medical International, Inc. and Siemens-Elema AB (collectively, the "Purchase Agreements").

     The Acquisition consisted of the tangible and intangible assets, properties, rights and goodwill of Siemens-Pacesetter, Inc. and the Cardiac Systems Division of Siemens-Elema AB used in their Cardiac Stimulation Device business, excluding cash and certain other assets. The principal production facilities acquired are located in Sylmar, California and Solna, Sweden, with sales and support resources in over 70 countries. The Company presently intends to continue to utilize the assets acquired for the research, development, manufacturing, marketing and sale of cardiac rhythm management products (including technology related to bradycardia, tachycardia, atrial fibrillation and electrophysiology) in a manner similar to that used by the sellers prior to the Acquisition.

     In consideration for the Acquisition, the Company paid $524.3 million, of which $13 million was placed into an escrow account pending final adjustments based on the net book value of the net assets transferred to the Company. The Company funded the Acquisition through a combination of $274.3 million of its general funds and $250 million bank debt provided by an eleven-member bank group lead by Bank of America National Trust and Savings Association. The terms of the Acquisition were the result of arms-length negotiation between the parties, and the Acquisition will be accounted for as a purchase.

     Except for certain matters provided for in the Purchase Agreements and other agreements designed to provide an orderly transition, it is expected that the Company and Siemens will cease to have any material contractual or other material relationship with each other following the final purchase price adjustment. The Purchase Agreements provide that, subject to limitations, SMS and Siemens-Elema AB will indemnify the Company for certain losses resulting from the breach of any of their representations and warranties and losses resulting from excluded liabilities, and the Company will indemnify SMS and Siemens-Elema AB for certain losses resulting from assumed liabilities. The Purchase agreements also provide for the cooperation and access to facilities and personnel of the parties to assist in matters continuing past closing, such as the payment of taxes and resolution of outstanding claims and litigation. Other agreements provide for the use of the Siemens name on products, literature and tooling for a transitional period, as well as for the provision of transitional services by Siemens in several foreign countries for a limited period of time.




ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION
            AND EXHIBITS

                (a)     Financial Statements of Business Acquired:

                  At this time, it is impractical to provide the financial statements of the acquired business. Pursuant to paragraph(a)(4) of Item 7 of Form 8- K, such financial statements will be filed with the Commission no later than 60 days after the due date of this report on Form 8-K (December 16, 1994).

                 (b)     Proforma Financial Information:

                  At this time, it is impractical to provide the required proforma financial information of the acquired business. Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, such proforma financial information will be filed with the Commission no later than 60 days after the due date of this report on Form 8K (December 16, 1994).

                (c)   Exhibits:

                  2.1  Asset Purchase Agreement dated June 26, 1994.

                  2.2  Non-U.S. Asset Purchase Agreement dated June 26, 1994.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ST. JUDE MEDICAL, INC.



Date                                      By  _________________________________

                                                Stephen L. Wilson
                                                Vice President - Finance
                                                and Chief Financial Officer


                                       EXHIBIT INDEX

EXHIBIT
   NO.      DESCRIPTION

2.1 Asset Purchase Agreement among St. Jude Medical, Inc., SJM Acquisition Corp., Siemens-Pacesetter, Inc. and
            Siemens Medical Systems, Inc. dated as of June 26, 1994.

            Pursuant to Item 601(b)(2) of Regulation S-K, the registrant has omitted the following schedules and exhibits and agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Commission upon request:

            Schedule 2.2.2 - Adjustments to Closing Balance Sheet
            Schedule 2.2.2.1- Intercompany Eliminations
            Schedule 4.1.3 - Subsidiaries
            Schedule 4.1.5 - Officers and Directors of
                             Siemens-Pacesetter, Inc.
            Schedule 4.1.6 - Consents
            Schedule 4.1.7 - Defaults
            Schedule 4.2 - Deal Balance Sheet
            Schedule 4.3 - Certain Developments
            Schedule 4.4 - Title to Personal Property and Assets
            Schedule 4.5 - Trademarks, Patents, Patent Applications
                           and Copyrights
            Schedule 4.6 - Commitments
            Schedule 4.7 - Litigation
            Schedule 4.8 - Permits
            Schedule 4.9 - Governmental Consents, Filings, etc.
            Schedule 4.10 - Employee Benefit Plans
            Schedule 4.11 - Employees
            Schedule 4.12 - Environmental Conditions
            Schedule 4.18 - Insurance
            Schedule 4.19 - Real Property
            Schedule 5.2 - Consents
            Schedule 6.2.2 - Agreements Outside the Ordinary Course
            Schedule 6.10 - Certain Assets
            Schedule 7.3 - Retention Agreements
            Exhibit 3.2.1 - Form of Shareholder Officers' Certificates
            Exhibit 3.2.2 - Form of Opinions of Counsel for
                            Shareholder and the Company
            Exhibit 3.2.4 - Form of Assignment and Assumption Agreement
            Exhibit 3.2.8A - Form of Bill of Sale and Assignment
            Exhibit 3.2.8B - Form of Deed
            Exhibit 3.2.10 - Form of Canadian Transitional
                             Services Agreement
            Exhibit 3.3.2 - Form of SJM Officer's Certificate
            Exhibit 3.3.3 - Form of Opinion of Counsel for SJM
            Exhibit 3.3.7 - Form of Assumption Agreement

2.2         [Non-U.S.] Asset Purchase Agreement among St. Jude
            Medical, Inc., St. Jude Medical Interanational, Inc. and Siemens-Elema AB dated as of June 26, 1994

            Pursuant to Item 601(b)(2) of Regulation S-K, the registrant has omitted the following schedules and exhibits and agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Commission upon request:

            Schedule 1.1(a) - Shareholder Affiliates
            Schedule 1.1(a)(i) - Furniture, Fixtures, Equipment, Machinery and
                            Other Tangible Personal Property
            Schedule 1.1(a)(ii) - Vehicles
            Schedule 1.1(a)(iii) - Inventories
            Schedule 1.1(a)(iv) - Accounts Receivable
            Schedule 1.1(a)(viii) - Contracts, Licenses, etc.
            Schedule 1.1(a)(ix) - Intellectual Property
            Schedule 1.1(a)(xiii) - Advances, Deposits, Prepaid Invoices and
                              Other Prepaid Expenses
            Schedule 1.1(a)(xv) - Interests in Real Property Leases
            Schedule 2.2.2 - Adjustments
            Schedule 2.2.2.1 - Intercompany Eliminations
            Schedule 4.1.4 - Consents
            Schedule 4.1.5 - Defaults
            Schedule 4.2 - Financial Statements
            Schedule 4.3 - Certain Developments
            Schedule 4.4 - Personal Property
            Schedule 4.5 - Patents, Trademarks, Service Marks,
                           Trade Names, Copyrights; Registrations;
                           Applications for Registration
            Schedule 4.6 - Commitments
            Schedule 4.7 - Litigation
            Schedule 4.8 - Permits; Consents
            Schedule 4.9 - Governmental Consents
            Schedule 4.10 - Employee Benefit Plans
            Schedule 4.11 - Employees
            Schedule 4.13 - Governmental Notices
            Schedule 4.14 - Real Property
            Schedule 4.17 - Affiliated Transactions
            Schedule 4.18 - Insurance
            Schedule 5.2 - Consents
            Schedule 6.2 - Conduct of Business; Agreements, etc.
            Schedule 7.1.2 - Assumed Employee Benefit Plans
            Schedule 8.5 - Certain Consents
            Exhibit 1.4.1 - Form of Siemens Transitional Services Agreement
            Exhibit 3.2.2 - Form of Assignment and Assumption Agreement